UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 10, 2020

C2E ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Florida	333-106299	65-1139235
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

1185 Avenue of the Americas, 3rd Floor. New York, New York 10036.	11572
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	646 768 8417

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OOGI	OTC:Pink

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

On February 10, 2021, as a result of a custodianship in Palm Beach, Florida Nevada, Case Number: 502020CA013695XXXXMB AB, Custodian Ventures LLC (“Custodian”) was appointed custodian of C2E. (the “Company”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 10, 2021, Custodian appointed David Lazar as the Company’s Chief Executive Officer, President, Secretary, Chief Financial Officer, Chief Executive Officer and Chairman of the Board of Directors.

David Lazar, 30, is a private investor. Mr. Lazar has been a partner at Zenith Partners International since 2013, where he specializes in research and development, sales and marketing. From 2014 through 2015. Since February of 2018, Mr. Lazar has been the managing member of Custodian Ventures LLC, where he specializes in assisting distressed public companies. Since March 2018, David has acted as the managing member of Activist Investing LLC, which specializes in active investing in distressed public companies. David has a diverse knowledge of financial, legal and operations management; public company management, accounting, audit preparation, due diligence reviews and SEC regulations.

Section 8 - Other Events

Item 8.01. Other Events.

The Registrant’s current contact information is listed below:

Address: 1185 Avenue of the Americas, 3rd Floor. New York, New York 10036.

Phone number: 646-768-8417

Email: David@Activistinvestingllc.com

The Registrant’s President, Secretary, Chief Financial Officer, Chief Executive Officer and Chairman of the Board of Directors is David Lazar, who may be reached at the Registrant’s address above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Order on Motion for Appointment of Custodian

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C2E Energy, Inc.

Dated: February 16, 2021	By:	/s/ David Lazar
David Lazar
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	(Minutes) Motion of Appointment for Custodian in the State of Nevada, dated July 17, 2020.

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